Income Taxes - Summary of Components of The Provision For Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Current:
UK	$ 0	$ (1,736)	$ (1,260)
Foreign	(4,572)	(1,497)	(4,524)
Current tax expense	(4,572)	(3,233)	(5,784)
Deferred:
UK	6,219	5,464	0
Foreign	849	(2,740)	444
Deferred tax benefit	7,068	2,724	444
Total	$ 2,496	$ (509)	$ (5,340)